UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 23, 2020

THE GORMAN-RUPP COMPANY

(Exact Name of Registrant as Specified in its Charter)

Ohio

(State or other jurisdiction

of Incorporation)

1-6747	34-0253990
(Commission File Number)	(I.R.S. Employee Identification No.)

600 South Airport Road, Mansfield, Ohio	44903
(Address of Principal Executive Offices)	(Zip Code)

(419) 755-1011

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Shares, without par value	GRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

The annual meeting of the shareholders of the Company was held on April 23, 2020 in Mansfield, Ohio (“Annual Meeting”). As of the record date, there were a total of 26,067,502 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 20,989,678 shares of Common Stock were represented in person or by proxy; therefore, a quorum was present. Set forth below are the matters acted upon by the Company’s shareholders at the Annual Meeting and the final voting results on each such matter.

1.

Fix the number of Directors of the Company at seven and to elect eight Directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. The voting results were as follows:

Name	For	Withheld	Broker Non-Votes
Jeffrey S. Gorman	18,283,959	252,004	2,453,716
Donald H. Bullock	18,424,329	111,633	2,453,716
M. Ann Harlan	17,998,664	537,298	2,453,716
Christopher H. Lake	18,243,868	292,094	2,453,716
Sonja K. McClelland	18,421,113	114,850	2,453,716
Vincent K. Petrella	18,421,372	114,590	2,453,716
Kenneth R. Reynolds	18,414,040	121,922	2,453,716
Rick R. Taylor	18,244,594	291,369	2,453,716

2.	Approve, on an advisory basis, the compensation of the Company’s named Executive Officers. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
18,228,105	202,808	105,049	2,453,716

3.	Ratify the appointment of Ernst & Young LLP as independent registered public accountants for the Company during the year ending December 31, 2020. The voting results were as follows:

For	Against	Abstain
20,844,582	108,470	36,626

Item 7.01	Regulation FD Disclosures

On April 24, 2020, the Company issued a press release announcing the election of two new independent directors. The press release is furnished as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit

(99)	News Release dated April 24, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GORMAN-RUPP COMPANY

By	/s/ Brigette A. Burnell
Brigette A. Burnell
Vice President, General Counsel and Corporate Secretary

April 27, 2020